Supplement Dated February 28, 2025
To The Statement of Additional Information
Dated October 21, 2024

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

On pages 128-129, in the section, “Fundamental and Operating Policies,” under “Investment Restrictions Applicable to all Funds (except JNL/American Funds Feeder Funds)” – “Fundamental Policies,” please delete fundamental policy (5) in the entirety and replace with the following:

(5)         With respect to each Fund other than the JNL/Mellon Communication Services Sector Fund*, JNL/Mellon Consumer Discretionary Sector Fund*, JNL/Mellon DowSM Index Fund*, JNL/Mellon Energy Sector Fund*, JNL/Mellon Financial Sector Fund*, JNL/Mellon Healthcare Sector Fund*, JNL/Mellon Information Technology Sector Fund*, JNL/Mellon Nasdaq® 100 Index Fund*, and JNL/Mellon World Index Fund*, no Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).  Such limitations do not apply to any Fund’s wholly owned subsidiary or controlled foreign corporation.

* With respect to these Funds, each Fund will only purchase or sell physical commodities up to the extent permitted by the 1940 Act.

On page 130, in the section, “Fundamental and Operating Policies,” under “Investment Restrictions Applicable to all Funds (except JNL/American Funds Feeder Funds)” – “Fundamental Policies,” please add the following as fundamental policy (12):

(12)      With respect to each Fund, other than the Funds listed in fundamental policy number 10 (above), no Fund may issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.*

* Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.\

This Supplement is dated February 28, 2025.